EXHIBIT 99.1
JOINT FILING AGREEMENT
Each of the undersigned, pursuant to Rule 13d-1(k)(1) under the Act, hereby agrees and acknowledges that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of the Class A Common Stock and the information required by this Schedule 13G, to which this Agreement is attached as an exhibit, is filed on behalf of them. The undersigned further agree that any further amendments or supplements thereto shall also be filed on behalf of each of them.
Dated: May 15, 2026

BB Holdings AC LP, a Delaware
limited partnership

By:	ICQ BB GP, LLC, a
Delaware limited liability company, its General Partner

By:	Louis D. Thorne
Title:	Authorized Person

/s/ Louis D. Thorne
Signature of Reporting Person

BB Holdings AA LP, a Delaware
limited partnership

By:	ICQ BB GP, LLC, a
Delaware limited liability company, its General Partner

By:	Louis D. Thorne
Title:	Authorized Person

/s/ Louis D. Thorne
Signature of Reporting Person

Co-Investment Portfolio 2021 LP, a Delaware limited partnership

By:	Co-Investment Portfolio GP II LP, a
Delaware limited partnership, its General Partner

By:	ICQ Co-Investment II TT GP, LLC,
a Delaware limited liability company, its General Partner

By:	Louis D. Thorne
Title:	Authorized Person

/s/ Louis D. Thorne
Signature of Reporting Person

ICONIQ Capital, LLC, a Delaware limited liability company

By:	ICONIQ Capital Group, L.P., a Delaware limited partnership, its sole member

By:	ICONIQ Capital Group GP, LLC, a Delaware limited liability company, its General Partner

By:	Divesh Makan
Title:	Authorized Person

/s/ Divesh Makan
Signature of Reporting Person

ICQ BB GP, LLC, a Delaware limited liability company

By:	Louis D. Thorne
Title:	Authorized Person

/s/ Louis D. Thorne
Signature of Reporting Person

Co-Investment Portfolio GP II LP, a Delaware limited partnership

By:	ICQ Co-Investment II TT GP, LLC, a Delaware limited liability company, its General Partner

By:	Louis D. Thorne
Title:	Authorized Person

/s/ Louis D. Thorne
Signature of Reporting Person

ICQ Co-Investment II TT GP, LLC, a Delaware limited liability company

By:	Louis D. Thorne
Title:	Authorized Person

/s/ Louis D. Thorne
Signature of Reporting Person

ICONIQ Capital Group, L.P., a Delaware limited partnership

By:	ICONIQ Capital Group GP, LLC, a Delaware limited liability company, its General Partner

By:	Divesh Makan
Title:	Authorized Person

/s/ Divesh Makan
Signature of Reporting Person

ICONIQ Capital Group GP, LLC, a Delaware limited liability company

By:	Divesh Makan
Title:	Authorized Person

/s/ Divesh Makan
Signature of Reporting Person

Divesh Makan

/s/ Divesh Makan